SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.___)

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WFS FINANCIAL INC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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23 Pasteur
Irvine, California 92618

April 5, 2004

Dear Shareholder:

      You are encouraged to join us for WFS Financial Inc’s Annual Meeting of Shareholders to be held at 10:30 a.m. on Monday, April 26, 2004, at our corporate headquarters located at 23 Pasteur, Irvine, California. The Board of Directors and management will be reviewing a successful 2003 and presenting strategies for our continued success. You will have the opportunity to express your views and ask questions.

      The business items to be acted on during the meeting are listed in the Notice of Annual Meeting and are described more fully in the Proxy Statement. The Board of Directors has considered the proposals and recommends that you vote FOR them.

      Your vote, regardless of the number of shares you own, is important. You may vote on the Internet, by telephone or by mail. Please review the instructions on the enclosed proxy card regarding each of these voting options. If you attend the annual meeting, you may vote in person if you desire, even if you have previously submitted your proxy.

      We look forward to seeing you at the meeting. On behalf of our Board of Directors, I thank you for your continued support and confidence.

Sincerely,

Ernest S. Rady
Chairman of the Board

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS To Be Held on April 26, 2004
PROXY STATEMENT
PROXIES AND VOTING INFORMATION
PROPOSAL 1
ELECTION OF DIRECTORS
PROPOSAL 2 APPROVAL OF THE AMENDMENT OF WFS FINANCIAL’S ARTICLES OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS
PROPOSAL 3 RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
CODE OF ETHICS
COMPENSATION OF EXECUTIVE OFFICERS
EQUITY COMPENSATION PLAN INFORMATION
OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
REPORT OF THE COMPENSATION COMMITTEE
REPORT OF THE AUDIT COMMITTEE
INCORPORATION BY REFERENCE
STOCK PRICE PERFORMANCE GRAPH
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT WFS FINANCIAL
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT WESTCORP
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS WHO ARE NOT MANAGEMENT
SHAREHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING
ANNUAL REPORT TO SHAREHOLDERS
OTHER MATTERS
ANNUAL REPORT ON FORM 10-K
APPENDIX A
APPENDIX B

23 Pasteur
Irvine, California 92618

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on April 26, 2004

To the Shareholders of WFS Financial Inc:

      The Annual Meeting of Shareholders of WFS Financial Inc, a California corporation, will be held at our corporate headquarters, 23 Pasteur, Irvine, California, on Monday, April 26, 2004, at 10:30 a.m., for the following purposes:

1.	elect four directors;

2.	approve the amendment of WFS Financial’s Articles of Incorporation to declassify the Board of Directors;

3.	ratify the appointment of Ernst & Young LLP as independent auditors; and

4.	transact such other business as may properly come before the annual meeting.

      You are entitled to vote at the annual meeting if you were a stockholder at the close of business on the record date for the annual meeting, which is March 11, 2004. You may vote in person at the annual meeting, by completing and mailing the enclosed proxy card, by telephone or on the Internet.

      Whether or not you plan to attend the annual meeting, please submit a proxy as soon as possible, so your shares can be voted at the annual meeting. For specific instructions on voting, please refer to the instructions on the proxy card. You have the right to revoke your proxy at any time before it is voted. If you receive more than one proxy card because your shares are registered in different names or at different addresses, each proxy should be submitted to ensure that all your shares will be properly voted.

By Order of the Board of Directors

Guy Du Bose
Senior Vice President,
General Counsel and Secretary

23 Pasteur
Irvine, California 92618

PROXY STATEMENT

Approximate date proxy material first sent to shareholders:

April 5, 2004

PROXIES AND VOTING INFORMATION

Solicitation of Proxies

      This Proxy Statement is furnished by the Board of Directors of WFS Financial Inc in connection with its solicitation of proxies for use at our annual meeting of shareholders for the purposes stated in the Notice of Annual Meeting of Shareholders preceding this Proxy Statement. The entire cost of soliciting these proxies will be borne by us.

Meeting Date and Location

      The annual meeting will be held on April 26, 2004 at 10:30 a.m. at WFS Financial’s corporate headquarters located at 23 Pasteur, Irvine, California 92618.

Purposes

      At the annual meeting, the shareholders will consider and vote on proposals to (i) elect four directors, (ii) approve the amendment of WFS Financial’s Articles of Incorporation to declassify the Board of Directors, (iii) ratify the appointment of Ernst & Young LLP as our independent auditors, and (iv) transact such other business as may properly come before the annual meeting.

Record Date; Shareholders Entitled to Vote

      The record date for the annual meeting is March 11, 2004. You may vote at the annual meeting if you were a shareholder at the close of business on the record date. Only shareholders of record at the close of business on the record date will be entitled to vote at the annual meeting. As of the record date there were 41,034,435 shares of our common stock outstanding, $1.00 par value. No shares of any other class of stock are outstanding.

Market Value of Stock

      As of March 11, 2004 our common stock had a market price of $38.24 per share. Our common stock is traded on The Nasdaq Stock Market, Inc.

Voting Securities

      Proxies duly executed and returned by you and received by us before the annual meeting will be voted FOR the election of the four directors specified in this proxy, FOR the approval of the amendment of WFS Financial’s Articles of Incorporation to declassify the Board of Directors, and FOR the ratification of the appointment of Ernst & Young LLP as our independent auditors, unless a contrary choice is specified in the proxy. Although shareholder ratification of the appointment of Ernst & Young LLP as our independent auditors is neither required nor binding, the Board of Directors has elected to seek ratification by the affirmative vote of a majority of the shares of common stock represented and voting at the annual meeting. If you have indicated a specification as provided on the proxy card, the shares represented by your proxy will be voted and cast in accordance with your specification. As to other matters, if any, to be voted upon, the person designated as proxy will take such actions as he or she, in his or her discretion, may deem advisable. Our Board of Directors selected Ernest Rady as proxy and Thomas Wolfe as alternate. They are officers and directors of WFS Financial. Each share of the WFS Financial common stock outstanding at the close of business on the record date will be entitled to one vote for each of the various proposals submitted to the shareholders.

      Your execution of the enclosed proxy will not affect your right as a shareholder to attend the annual meeting and to vote in person. You may revoke your proxy by either (i) a later dated proxy, (ii) a written revocation sent to and received by our Secretary prior to the annual meeting, or (iii) attendance at the annual meeting and voting in person.

PROPOSAL 1

ELECTION OF DIRECTORS

      WFS Financial’s Board of Directors currently is divided into two classes of directors serving staggered two-year terms. Directors for each class are elected at the annual meeting of shareholders held in the year in which the term for their class expires. The term for four Class II Directors will expire at this annual meeting. At the annual meeting, four nominees, Judith M. Bardwick, Duane A. Nelles, Ronald I. Simon, and Fredricka Taubitz, are nominated for election to serve until 2006 and until their successors are elected and qualified; provided that if the amendment to the Articles of Incorporation to declassify the Board of Directors, as described in Proposal 2, is adopted by the shareholders, then each of these directors shall serve a one-year term ending in 2005. All of the nominees are currently directors of WFS Financial. Certain directors also serve as directors of Westcorp and Western Financial Bank. WFS Financial is a second-tier subsidiary of Westcorp and a first-tier subsidiary of Western Financial Bank.

      The following information is submitted concerning our directors, including nominees for election, Judith M. Bardwick, Duane A. Nelles, Ronald I. Simon, and Fredricka Taubitz.

		Director
Name	Age	Since	Position

Judith M. Bardwick	71	2001	Director
James R. Dowlan	66	1995	Director
Duane A. Nelles	60	1995	Director
Ernest S. Rady	66	1995	Chairman of the Board of Directors
Ronald I. Simon	65	2003	Director
Fredricka Taubitz	60	2003	Director
Thomas A. Wolfe	44	2002	Director

Director Nominees

      Judith M. Bardwick, Ph.D., has been a Director of Westcorp and Western Financial Bank since 1994. She has been a Director of WFS Financial since 2001. Dr. Bardwick is President and founder of Bardwick and Associates, a management consulting firm. In addition to her many academic achievements, Dr. Bardwick has been an active business consultant for more than two decades. Dr. Bardwick earned a B.S. degree from Purdue University and an M.S. from Cornell. She received her Ph.D. from the University of Michigan and subsequently became a Full Professor and Associate Dean of the College of Literature, Science and the Arts at that university. Dr. Bardwick has devoted herself to consulting and business-related research and writing, concentrating on issues relating to improving organizational efficiency and management skills. She has been a clinical Professor of Psychiatry at the University of California at San Diego since 1984 and has worked as a psychological therapist. Her most recent business book, Toward the Eye of the Storm, was published in 2002.

She is the author of seven other books. In addition, she has published more than 85 articles on a wide range of topics during her distinguished career.

      Duane A. Nelles has been a Director of Westcorp and Western Financial Bank since February 2003 and of WFS Financial since 1995. Since 1988 he also has served on the Board of Directors of QUALCOMM, Inc., a world leader in digital wireless communications. Mr. Nelles was a partner in an international accounting firm, now known as PricewaterhouseCoopers, from 1968 to 1987. From 1987 to 2000, he headed a private personal investment business. Mr. Nelles received his M.B.A. degree from the University of Michigan.

      Ronald I. Simon, Ph.D., was elected a Director of WFS Financial in March 2003. He is currently a financial consultant to various businesses. From 1995 through 2002, Mr. Simon was a Director of SoftNet Systems, Inc., and since 2002, has been a Director of its successor company, American Independence Corp., a holding company engaged principally in the health insurance and reinsurance business. He has been a Director of BDI Investment Corporation, a closely held regulated investment company, since February 2003. From 2001 to 2002, Mr. Simon served as Chief Financial Officer for Wingcast, LLC, a developer of automotive telematics. During 2001, Mr. Simon served as Acting Chairman, Chief Executive Officer and Chief Financial Officer for SoftNet Systems, Inc. From 1997 to 2000, Mr. Simon served as Executive Vice President and Chief Financial Officer of Western Water Company and a Director of the company from 1999 through 2001. Mr. Simon earned a B.A. degree from Harvard University, an M.A. degree from Columbia University, and a Ph.D. from Columbia University Graduate School of Business

      Fredricka Taubitz was elected a Director of WFS Financial in January 2003. She also serves as a Director of Old Republic International Corporation. She served as Chief Financial Officer and Executive Vice President of a national property, casualty and life insurance holding company, Zenith National Insurance Corp, from 1985 to 2000. Prior to 1985, she was a partner in the international public accounting and auditing firm of Coopers & Lybrand, now known as PricewaterhouseCoopers. She is a graduate of Pasadena City College, University of California at Berkeley, and University of California at Los Angeles. She also serves as a member of the Board of Directors of the Insurance Company of the West.

      The Board recommends a vote FOR the election to the Board

of each of the nominees named above.

      The person named as proxy and his alternate in the accompanying proxy have advised us of their intention to vote shares covered by proxies received in favor of the election of the nominees named above, each of whom have consented to be named and have indicated their intent to serve if elected. If any nominee becomes unavailable for any reason, the proxy or his alternate in his discretion will vote for substitute nominees of the Board of Directors, unless otherwise instructed.

Directors Whose Terms Will Expire in 2005

      WFS Financial’s directors listed below whose terms are not expiring this year will continue in office for the remainder of their terms or earlier in accordance with WFS Financial’s Bylaws. Information regarding the business experience of each of these directors is provided below.

      James R. Dowlan has been a Director of Westcorp since 2001 and a Director of WFS Financial since 1995. He served as Senior Executive Vice President of WFS Financial from 1995 through January 1999. He started as Senior Vice President of Western Financial Bank in 1984 and then acted as Executive Vice President of the Bank from 1989 until the Auto Finance Division of Western Financial Bank was combined with WFS Financial in 1995. He also served as Chairman of the Board of Western Financial Insurance Agency, Inc., and Chairman of Westhrift Life Insurance Company, subsidiaries of the Bank, and President and Chief Executive Officer of WFS Financial Auto Loans, Inc. and WFS Financial Auto Loans 2, Inc., subsidiaries of WFS Financial. Prior to his association with Western Financial Bank, Mr. Dowlan was Vice President, Loan Administration of Union Bank, where he held several positions since 1973. He served for several years on the National Advisory Board Installment Lending, the American Bankers Association and the Consumer Lending Committee of the California Bankers Association. He is a graduate of the Pacific Coast Banking School, University of Washington.

      Ernest S. Rady has served as Chairman of the Board and Chief Executive Officer of Westcorp since 1973 and as President from 1982 to 1996 and from 1998 to 1999. He has served as Chairman of the Board of Western Financial Bank since 1982 and Chief Executive Officer of the Bank from 1994 to 1996 and from 1998 to present. He has been Chairman of the Board of WFS Financial since 1995 and a Director since 1988. Mr. Rady is a principal shareholder, manager, and consultant to a group of companies engaged in real estate management and development, property and casualty insurance and investment management through American Assets, Inc. and Insurance Company of the West.

      Thomas A. Wolfe has been a Director of Westcorp and WFS Financial since February 2002. He has served as President of Westcorp since February 2002, having previously served as Senior Vice President since March 1999. Mr. Wolfe has served as President of Western Financial Bank since May 2002 and as Vice Chairman and Director since March 2002. In February 2002, Mr. Wolfe was elected Chief Executive Officer of WFS Financial, having previously served as President and Chief Operating Officer since March 1999. Mr. Wolfe began his career with WFS Financial as Executive Vice President and National Production Manager in April 1998. Prior to joining WFS Financial, he held the position of National Production Manager at Key Auto Finance, where he oversaw the production of the indirect auto finance business, which included prime, sub-prime, leasing and commercial lending. Mr. Wolfe has been in the auto finance and consumer credit industry since 1982. He previously held positions with Citibank and General Motors Acceptance Corporation. Mr. Wolfe also is a Director of DealerTrack Holdings, Inc. He graduated from Oregon State University in 1981 with a degree in finance.

Audit Committee and Qualified Legal Compliance Committee

      WFS Financial has a standing Audit Committee of the Board of Directors composed of Directors Duane A. Nelles, Ronald I. Simon, and Fredricka Taubitz. Mr. Nelles is Chairman of the Audit Committee. Information regarding the functions performed by the Audit Committee, its membership, and the number of meetings held during the last fiscal year is set forth in this Proxy Statement in the Report of the Audit Committee and in the Audit Committee Charter. A copy of the Audit Committee Charter, adopted by our Board of Directors and pursuant to which the Audit Committee conducts its functions, is attached to this proxy as Appendix A. The full Board of Directors has determined that each of the members of the Audit Committee, Mr. Nelles, Mr. Simon and Ms. Taubitz, qualifies as (i) independent under the standards prescribed by the Securities and Exchange Commission and the National Association of Securities Dealers and (ii) an audit committee financial expert under the definition adopted by the Securities and Exchange Commission. The full Board of Directors also has confirmed with WFS Financial’s general and outside counsel that all relationships that exist between WFS Financial and its independent directors are within the standards prescribed by the Securities and Exchange Commission and the National Association of Securities Dealers. The members of the Audit Committee also serve as the members of our Qualified Legal Compliance Committee in accordance with Securities and Exchange Commission regulations. The Charter for the Qualified Legal Compliance Committee is available at www.wfsfinancial.com.

Compensation Committee

      WFS Financial has a standing Compensation Committee of the Board of Directors whose current members are Directors Duane A. Nelles, Judith M. Bardwick, and James R. Dowlan. Mr. Nelles is Chairman of the Compensation Committee. The Compensation Committee reviews and approves recommendations for annual salaries of employees, otherwise known as associates, reviews and sets the levels of compensation of senior management, and establishes policies applicable to, performance related to, and basis for compensation. The Compensation Committee held three meetings during 2003. The Compensation Committee Charter is available at www.wfsfinancial.com.

Corporate Governance and Nominating Committee

      WFS Financial established a standing Corporate Governance and Nominating Committee on February 25, 2004 consisting of Directors Duane A. Nelles, Fredricka Taubitz and Ronald I. Simon. The full Board of Directors has determined that each of the members of the Corporate Governance and Nominating

Committee qualifies as independent under the standards prescribed by the Securities and Exchange Commission and the National Association of Securities Dealers. The full Board of Directors also has confirmed with WFS Financial’s general and outside counsel that all relationships that exist between WFS Financial and its independent directors are within the standards prescribed by the Securities and Exchange Commission and the National Association of Securities Dealers.

      The Corporate Governance and Nominating Committee will consider director candidates to the Board of Directors recommended by shareholders. Shareholders may propose director nominees for consideration by the Corporate Governance and Nominating Committee for the next annual meeting by submitting the names and supporting information to Secretary, WFS Financial, 23 Pasteur, Irvine, California 92618, by 120 days before April 5, 2005.

      The Corporate Governance and Nominating Committee shall select individuals as director nominees who shall have the highest personal and professional integrity, who shall have demonstrated exceptional ability and judgment, and who shall be most effective, in conjunction with the other nominees to the Board of Directors, in collectively serving the long-term interests of the shareholders of WFS Financial as a whole, rather than special interest groups. The Corporate Governance and Nominating Committee identifies and evaluates director nominees by (i) reviewing the present needs of the Board of Directors and establishing specific criteria, (ii) reviewing the performance of the incumbent directors, (iii) proposing to the Board of Directors criteria for board composition before each search is undertaken, (iv) determining whether a search firm should be hired, (v) providing parameters to a search firm, if one is hired, and (vi) reviewing the qualifications of any proposed new directors. The Charter for the Corporate Governance and Nominating Committee is available at www.wfsfinancial.com.

Meetings of the Board

      The Board of Directors of WFS Financial held a total of eight meetings during 2003. All directors have attended at least 75% of all board and applicable committee meetings. WFS Financial’s policy is that all directors should attend the annual meeting of the Board of Directors. Last year, all of the directors attended the annual meeting.

Director Compensation

      Each director who is also not an associate of WFS Financial or its affiliates received $5,000 for each quarterly board meeting attended, $2,250 for each non-quarterly board meeting attended, and $1,000 for each committee meeting that is not held in conjunction with a board meeting. Directors who are associates of WFS Financial or its affiliates do not receive additional compensation for their services as directors. Directors who attend a Westcorp and WFS Financial Board meeting on the same day are compensated for only one of the two meetings.

PROPOSAL 2

APPROVAL OF THE AMENDMENT OF WFS FINANCIAL’S

ARTICLES OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS

      As part of its review of corporate governance issues during 2003, our Board of Directors decided that all directors should be elected by the shareholders each year. Currently, our Board of Directors is divided into two classes of directors serving staggered two-year terms, so that approximately one-half of our directors are elected at each annual meeting of shareholders. A board that is divided into classes in this manner is often referred to as a “classified” board.

      Our Board of Directors has unanimously approved and recommended for approval by shareholders an amendment to Article IX of the Articles of Incorporation to eliminate the classification of our board into two different classes. A copy of the proposed amendment is attached to this Proxy Statement as Appendix B. If the amendment is approved and becomes effective, our Board of Directors will not be classified and newly elected members will not serve staggered terms. Instead, all directors, including the directors elected at this annual meeting, will be elected at each annual meeting of shareholders and serve a one-year term and until their successors are elected and qualify or until their earlier resignation, disqualification, disability or removal. The proposed amendment will not, however, shorten the term of any incumbent director whose term does not expire this year.

      As is the case for many other corporations, our primary purpose in maintaining a staggered board structure was to promote stability by helping to maintain a greater continuity of experience on our Board of Directors because a significant number of directors on the board at any given time will have at least one year of experience with WFS Financial. A classified board has also been viewed as an antitakeover device designed to encourage persons, or groups of persons, seeking control of a company to do so by means of a process that involved voluntary agreements reached through negotiations with our management and Board of Directors.

      Many investors believe that staggered boards decrease directors’ accountability to shareholders. These investors, including many shareholder activists and significant institutional investors, urge that stockholders should have the opportunity to elect a public company’s directors annually. The annual election of the entire Board of Directors affords shareholders the opportunity to consider the performance of the nominees on a yearly basis.

      The Board of Directors has approved and is recommending this Proposal 2 to the shareholders as being in the best interests of WFS Financial and its shareholders because (i) it enhances accountability of the Board of Directors and provides shareholders with a mechanism to register their views on the performance of the Board collectively and of each director individually for their decisions and policies on an annual basis and (ii) the classification of the Board of Directors is not effective as an antitakeover device because a majority of the shares of WFS Financial outstanding are controlled by a single person, our Chairman, Ernest Rady.

Required Vote

      The approval of Proposal 2 requires the affirmative vote of the holders of over fifty percent (50%) of the voting power of all of the then outstanding shares of WFS Financial’s voting stock.

      The Board of Directors recommends a FOR vote on the amendment of WFS Financial’s

Articles of Incorporation to declassify the Board of Directors

PROPOSAL 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      Upon the recommendation of the Audit Committee, the accounting firm of Ernst & Young LLP, serves WFS Financial as its independent auditors at the direction of our Board of Directors. This matter is not required to be submitted for shareholder approval, and although shareholder approval is not binding, the Board and the Audit Committee have elected to seek shareholder ratification of the appointment of Ernst & Young LLP as WFS Financial’s independent auditors. One or more representatives of Ernst & Young LLP are expected to be present at the annual meeting and will have an opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

Audit Fees, Related Fees, Tax Fees, and Other Fees

      Consolidated fees paid to the independent auditors for the last fiscal year were as follows: annual audit $437,000, audit related $325,972, tax fees $161,733, and other fees $19,500. Consolidated fees paid to independent auditors for 2002 were as follows: annual audit $275,000, audit related $778,860, and tax fees $166,242. Fees paid by Westcorp to Ernst & Young LLP are allocated to Westcorp’s subsidiaries and affiliates under various intercompany agreements. Audit fees include the audit of WFS Financial’s consolidated financial statements included in the Form 10-K and review of WFS Financial’s interim financial information included in its Form 10-Q’s. Audit related fees relate primarily to transaction due diligence and accounting consultations. Tax fees relate primarily to tax consulting and compliance services.

      The Board of Directors recommends a FOR vote on the ratification of the appointment of Ernst & Young LLP as WFS Financial’s independent auditors.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

      The following information is provided with respect to executive officers who are not directors. These officers providing services to us may be employed by related companies and provide those services at fair market value to us, while also serving as officers of WFS Financial.

			Officer
Name	Position	Age	Since

Richard G. Banes	Executive Vice President and Director of Audit Services	46	1999
Marguerite Drew	Western Financial Bank Executive Vice President and President of Retail Banking	46	2002
Guy Du Bose	Senior Vice President, General Counsel and Secretary	49	1995
Robert Galea	Executive Vice President and Chief Marketing Officer	53	2002
Karen Marchak	Executive Vice President and Director of Human Performance	46	2000
Dawn M. Martin	Executive Vice President and Chief Information Officer	44	1997
Cathy J. Mungon	Executive Vice President and Director of Project Office	53	1985
Mark Olson	Senior Vice President and Controller	41	1995
J. Keith Palmer	Senior Vice President and Treasurer	44	1995
David W. Prescher	Executive Vice President	41	1997
James E. Tecca	Western Financial Bank Vice Chairman	61	1996
Ronald Terry	Senior Vice President and Chief Credit Officer	37	2000
Lee A. Whatcott	Senior Executive Vice President, Chief Financial Officer and Chief Operating Officer	44	1992

      The following is a brief account of the business experience of each executive officer who is not a director.

      Richard G. Banes joined us in 1999 and serves as the Vice President and Director of Audit Services of Westcorp. Since December 2003, Mr. Banes has served as Executive Vice President and Director of Audit Services of Western Financial Bank and WFS Financial. Prior to this, Mr. Banes was Senior Vice President and Director of Audit Services of Western Financial Bank and WFS Financial. Mr. Banes is a licensed certified public accountant in California and a member of the American Institute of Certified Public Accountants and the Institute of Internal Auditors. Prior to joining us, Mr. Banes was Senior Vice President and Director of Management Audit for Avco Financial Services, a worldwide sub-prime consumer finance and auto lending company from 1996 to 1999. From 1993 to 1996, he was Senior Vice President and Audit Director for First Interstate Bank, a major U.S. bank that was acquired in 1996 by Wells Fargo Bank. Prior to First Interstate, Mr. Banes was a financial services audit professional at Ernst & Young LLP.

      Marguerite Drew has served as Executive Vice President and President of Retail Banking for Western Financial Bank since December 2003. Prior to this, she was Senior Vice President and Director of Retail Banking for Western Financial Bank. She joined Western Financial Bank in 2001 as Southern California Regional Manager. Ms. Drew has over 25 years of retail banking experience. She was with Wells Fargo Bank for 22 years prior to joining Western Financial Bank. From 1991 to 1995, she was the Vice President Business

Manager in the Newport/ Costa Mesa area, responsible for both business deposits and loan growth. From 1995 to 2001, she was the Orange County/ San Diego Coastal Regional Vice President, responsible for loan deposit, investments, and general operations for over 50 branches, traditional and in-store.

      Guy Du Bose serves as Vice President, General Counsel and Secretary for Westcorp and Senior Vice President, General Counsel and Secretary of WFS Financial and Western Financial Bank, all since 1999. He started as Vice President and Legal Counsel of the Bank in 1992. He became Senior Vice President of the Bank in 1997 and General Counsel and Secretary of the Bank in 1999. Prior to his association with us, Mr. Du Bose was Chief Operating Officer and General Counsel of Guardian Federal Savings, Senior Vice President and General Counsel of Mercury Federal Savings and Loan Association, and Corporate Counsel of Southern California Savings. Mr. Du Bose is an active member of the California State Bar Association and a member of various professional associations.

      Robert Galea joined us in 2002 and has served as Executive Vice President and Chief Marketing Officer for WFS Financial and Western Financial Bank since December 2003. From 2002 to December 2003, Mr. Galea was Senior Vice President and Chief Marketing Officer for WFS Financial and Western Financial Bank. Mr. Galea manages all marketing efforts for WFS Financial and Western Financial Bank. Prior to joining WFS Financial and Western Financial Bank, Mr. Galea was Senior Vice President, Director of Marketing with Chittenden Bank in Vermont from 2001 to 2002 and Senior Vice President, Director of Marketing with Imperial Bank in Los Angeles from 1998 to 2001. Prior to 1998, Mr. Galea was with Home Savings of America in southern California for over 20 years in sales and marketing positions.

      Karen Marchak has served as Executive Vice President and Director of Human Performance for WFS Financial and Western Financial Bank since December 2003. From 2002 to December 2003, she was Senior Vice President and Director of Human Performance for WFS Financial and Western Financial Bank. She was a Vice President with WFS Financial and Western Financial Bank from 2000 to 2002. Prior to joining us in 2000, she created and managed the organizational development function at Mission Hospital from 1998 to 2000. From 1996 to 1998, Ms. Marchak managed a training and organizational development department at Jack in the Box.

      Dawn M. Martin has been Senior Vice President and Chief Information Officer of Westcorp and Executive Vice President and Chief Information Officer of WFS Financial and Western Financial Bank since 1999. Ms. Martin joined WFS Financial, in April 1997 as Senior Vice President, Manager of Network Computing. Prior to joining us, Ms. Martin was Senior Vice President and System Integration Officer at American Savings Bank where she was employed from 1984 to 1997.

      Cathy J. Mungon has served as Executive Vice President and Director of Project Office for WFS Financial and Western Financial Bank since December 2003. From 2002 to December 2003, she was Senior Vice President and Director of Project Office. From 1999 to 2002, she was Senior Vice President and Director of Operations for WFS Financial. Ms. Mungon joined Western Financial Bank in 1981 when she became a member of the Systems/ Training Department. She was promoted to Assistant Vice President of Western Financial Bank in 1985. In 1992, she was promoted to Vice President of Systems/ Training and Operations. In 1995, she transferred to WFS Financial as Vice President of Business Systems Support and Operations. Prior to joining us, Ms. Mungon was a training manager for Morris Plan and, previous to Morris Plan, Nationwide Finance.

      Mark Olson has served as Controller of Westcorp, WFS Financial and Western Financial Bank since 1995 and as Vice President of Westcorp and Senior Vice President of WFS Financial and Western Financial Bank since 1997. He joined Western Financial Bank in 1991 as Accounting Systems Director. Prior to joining the Bank, Mr. Olson was employed by Ernst & Young LLP. Mr. Olson is a licensed certified public accountant in California and a member of the American Institute of Certified Public Accountants.

      J. Keith Palmer has been Treasurer of Westcorp, WFS Financial and Western Financial Bank since 1995, Vice President of Westcorp since 1996 and Senior Vice President of WFS Financial and Western Financial Bank since 1997. Prior to joining Western Financial Bank in 1993, Mr. Palmer served as a Capital

Markets Examiner with the Office of Thrift Supervision from 1991 to 1993. From 1986 to 1991, Mr. Palmer served in various capacities with the Office of Thrift Supervision.

      David W. Prescher has served as Executive Vice President and National Production Manager for WFS Financial since 2002 and Vice President of Western Financial Bank since 2003. Mr. Prescher joined WFS Financial in 1988 as Branch Manager of the San Diego office. In 1997, he was promoted to Senior Vice President and Chief Credit Officer, and in 1998 he was named Division Manager of the Western Division. Mr. Prescher is a board member of the California Financial Services Association.

      James E. Tecca has been Vice Chairman of Western Financial Bank since 2002. He served as President of Western Financial Bank from 1999 to 2002, after serving as Executive Vice President since 1996 in charge of the commercial banking group. Prior to joining Western Financial Bank, he was a Senior Vice President with Bank of America for 20 years. In addition, Mr. Tecca was Chief Operating Officer with Bay View Federal Bank in San Francisco and President and Chief Executive Officer of Girard Savings Bank in San Diego.

      Ronald Terry has served as Senior Vice President and Chief Credit Officer of WFS Financial since 2000. Prior to joining WFS Financial, Mr. Terry worked for Equifax, from 1999 to 2000, as an Automotive Finance Consultant. From 1997 to 1999, Mr. Terry was Credit Risk Manager at Mitsubishi Motors Credit of America. Prior to joining Mitsubishi, Mr. Terry was with Experian for six years managing the development of generic and custom scorecards.

      Lee A. Whatcott has served as Chief Financial Officer of Westcorp, WFS Financial and Western Financial Bank since 1995, as Executive Vice President of Westcorp since 1999, and as Senior Executive Vice President of WFS Financial and Western Financial Bank since 1999. He also has served as Chief Operating Officer of Westcorp, WFS Financial and Western Financial Bank since 2002. Mr. Whatcott joined us in 1988 and was named Vice President and Controller in 1992 and Senior Vice President in 1995. Prior to joining us, he was employed by Ernst & Young LLP.

CODE OF ETHICS

      All our directors, officers, and associates, including our Chief Executive Officer, Chief Financial Officer, and Controller, are required to abide by our Code of Ethics to insure that our business is conducted in a consistently legal and ethical manner. Our Code of Ethics covers all areas of professional conduct, including conflicts of interest, protection of confidential information, and strict adherence to all laws and regulations applicable to the conduct of our business. The Code of Ethics requires the reporting of any conduct believed in good faith to be an actual or apparent violation of the Code of Ethics. The Sarbanes-Oxley Act of 2002 requires companies to have procedures to receive, retain, and treat complaints received regarding accounting, internal accounting controls or auditing matters and to allow for the confidential and anonymous submission by associates of concerns regarding questionable accounting or auditing matters. We currently have such procedures in place. Our Code of Ethics is published on our web site at www.wfsfinancial.com.

COMPENSATION OF EXECUTIVE OFFICERS

      The following table discloses compensation received for the three fiscal years ended December 31, 2003, by our Chairman of the Board and the next four most highly compensated executive officers in 2003, also known as the named executive officers.

SUMMARY COMPENSATION TABLE

					Long-Term Compensation

		Annual Compensation(1)			Westcorp	WFS
					Stock	Stock
				Other Annual	Options	Options	Awards	All Other
Name and Principal Position	Year	Salary($)	Bonus($)(2)	Compensation($)(3)	(Shares)	(Shares)	(Shares)	Compensation($)(4)

Ernest S. Rady	2003	$348,330	$250,000	0	40,000	0	0	$139,500	(5)
Chairman of the Board of Directors	2002	337,488	200,000	0	40,000	0	0	(131,485)
and Chief Executive Officer of	2001	320,840	175,000	0	40,000	0	0	179,456
Westcorp and the Bank. Chairman
of the Board of WFS
Thomas A. Wolfe	2003	487,499	300,000	0	35,000	0	0	104,244	(6)
President of Westcorp, President	2002	412,492	250,000	44,800	35,000	0	0	42,810
and Chief Executive Officer of	2001	341,660	210,000	76,850	25,000	0	0	24,978
WFS and Vice Chairman of
the Bank
Lee A. Whatcott	2003	384,167	219,000	0	25,000	0	0	96,776	(7)
Executive Vice President	2002	349,997	100,000	0	25,000	0	0	49,402
and Chief Financial Officer of	2001	295,000	122,000	0	20,000	0	0	85,947
Westcorp. Senior Executive Vice
President and Chief Financial
Officer of WFS and the Bank
David W. Prescher	2003	285,831	143,000	44,407	20,000	0	0	76,307	(8)
Executive Vice President of WFS	2002	261,227	124,000	0	20,000	0	0	(9,107)
	2001	191,167	55,792	0	10,000	0	0	29,251
Dawn M. Martin	2003	242,500	85,000	33,240	10,000	0	0	52,842	(9)
Senior Vice President and	2002	233,333	70,000	0	10,000	0	0	41,538
Chief Information Officer of	2001	220,833	62,000	0	12,000	0	0	31,808
Westcorp. Executive Vice
President and Chief Information
Officer for WFS and the Bank

(1)	The compensation for Ernest Rady was paid by Western Financial Bank. The compensation of Thomas Wolfe, Lee Whatcott, David Prescher and Dawn Martin was paid by WFS Financial. Compensation for officers that are officers of more than one company are allocated as part of a management agreement based upon time spent.

(2)	The 2001 and 2002 bonuses are restated for comparison using bonus earned in the year indicated and payable the following year.

(3)	Includes the spread between market price and exercise price on WFS Financial or Westcorp options exercised.

(4)	Includes market preferential interest accrued on salary deferral by executives under deferred compensation plans, plus Westcorp contributions to EDP V, 401k Plan and ESOP. For 2003, Westcorp funded $4,000,000 in ESOP contributions and matched $2,303,123 in 401k Plan contributions, which benefits other associates in addition to those named in the Summary Compensation Table. The EDP V, 401k Plan and ESOP plans are described below.

(5)	Includes $123,074 in accrued market earnings on deferred compensation and $16,376 in employer contribution to the 401k Plan/ESOP.

(6)	Includes $87,998 in accrued market earnings on deferred compensation and $16,246 in employer contribution to the 401k Plan/ESOP.

(7)	Includes $80,480 in accrued market earnings on deferred compensation and $16,296 in employer contribution to the 401k Plan/ESOP.

(8)	Includes $60,011 in accrued market earnings on deferred compensation and $16,296 in employer contribution to the 401k Plan/ESOP.

(9)	Includes $36,591 in accrued market earnings on deferred compensation and $16,251 in employer contribution to the 401k Plan/ESOP.

EQUITY COMPENSATION PLAN INFORMATION

      The following table summarizes information about our equity compensation plans as of December 31, 2003. All outstanding awards relate to our common stock.

			Number of Securities
			Remaining Available for
	Number of Securities to be		Future Issuance Under
	Issued Upon Exercise of	Weighted-Average Exercise	Equity Compensation Plans
	Outstanding Options,	Price of Outstanding Options	(Excluding Securities in
	Warrants and Rights	Warrants and Rights	Column (a))
Plan Category	(a)	(b)	(c)

Equity Compensation Plans Approved by Security Holders	55,861	$9.97	808,170

Equity Compensation Plans Not Approved by Security Holders	0	0	0

TOTAL	55,861	$9.97	807,212

OPTION GRANTS IN LAST FISCAL YEAR

      The following table provides information on Westcorp option grants to the named executive officers in fiscal year 2003. There were no WFS option grants in fiscal year 2003.

					Potential Realized
					Value at Assumed
	Number of	Percentage of			Annual Rates of
	Securities	Total Options	Exercise or		Stock Appreciation
	Underlying	Granted to	Base Price		for Option Term
	Options	Associates in	(per share)	Expiration
Name	Granted(1)	Fiscal Year	($/share)	Date	5%($)(2)	10%($)(2)

Ernest S. Rady	40,000	9.0%	18.78	02/22/08	207,543	458,615
Thomas A. Wolfe	35,000	7.9%	18.78	02/22/08	181,600	401,288
Lee A. Whatcott	25,000	5.6%	18.78	02/22/08	129,714	286,634
David W. Prescher	20,000	4.5%	18.78	02/22/08	103,771	229,308
Dawn M. Martin	10,000	2.3%	18.78	02/22/08	51,886	114,654

(1)	Options were each granted at the market price of the stock at the date of the grant.

(2)	Potential realizable value assumes the common stock appreciates at the rate shown from the grant date until the expiration date, compounded annually. It is calculated based on the Securities and Exchange Commission requirements and does not represent the estimated growth of the future stock price by Westcorp nor the present value of the stock options.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR

AND FISCAL YEAR-END OPTION VALUES

      The following table provides information on aggregated option exercises in the last fiscal year and fiscal year-end option values in 2003 for the named executive officers.

								Value of
					Number of			Unexercised
	Number of				Unexercised			In-the-Money
	Westcorp				Westcorp (“W”)			Westcorp (“W”)
	Shares Acquired on				Options/WFS			Options/WFS
	Exercise (“W”)				(“WF”) Options at			(“WF”) Options at
	Number of WFS				12/31/03 (#)			12/31/03 ($)
	Shares Acquired on		Value		Exercisable (“E”)/			Exercisable (“E”)/
Name	Exercise (“WF”)		Realized ($)(1)		Unexercisable (“U”)			Unexercisable (“U”)

Ernest S. Rady	0	(W)	0	(W)	138,419	E	(W)	3,142,135	E	(W)
	0	(WF)	0	(WF)	100,000	U	(W)	1,875,900	U	(W)
					21,198	E	(WF)	753,006	E	(WF)
					0	U	(WF)	0	U	(WF)

Lee A. Whatcott	0	(W)	0	(W)	58,022	E	(W)	1,296,212	E	(W)
	0	(WF)	0	(WF)	58,750	U	(W)	1,095,238	U	(W)
					5,870	E	(WF)	208,517	E	(WF)
					0	U	(WF)	0	U	(WF)

Thomas A. Wolfe	0	(W)	0	(W)	48,967	E	(W)	1,051,669	E	(W)
	0	(WF)	0	(WF)	81,033	U	(W)	1,511,081	U	(W)
					11,467	E	(WF)	407,337	E	(WF)
					0	U	(WF)	0	U	(WF)

David W. Prescher	0	(W)	0	(W)	23,942	E	(W)	530,266	E	(W)
	0	(WF)	0	(WF)	35,000	U	(W)	646,675	U	(W)
	1,335	(WF)	44,407	(WF)	0	E	(WF)	0	E	(WF)
					0	U	(WF)	0	U	(WF)

Dawn M. Martin	1,500	(W)	33,240	(W)	19,500	E	(W)	419,335	E	(W)
	0	(WF)	0	(WF)	26,000	U	(W)	396,830	U	(W)
					0	E	(WF)	0	E	(WF)
					0	U	(WF)	0	U	(WF)

(1)	Value of exercise of options based on the closing price of $36.55 per share on the New York Stock Exchange of Westcorp Common Stock on December 31, 2003 and the closing price of $42.46 per share on The Nasdaq Stock Market, Inc. of WFS Financial Inc common stock on December 31, 2003.

Employment Contracts and Change in Control Arrangements

      Of the executive officers named in the Summary Compensation Table, only Mr. Whatcott is subject to a written employment agreement. Mr. Whatcott’s employment agreement is with both Westcorp and WFS Financial and was executed as of February 27, 1998. This agreement establishes an initial base salary subject to annual review and provides to Mr. Whatcott the same basic benefits otherwise offered to those executive officers with whom no written employment agreement exists. This employment agreement also provides that if, as a result of or following a change of control, Mr. Whatcott is terminated other than for cause or is required to relocate to another geographical area, he will be entitled to two years’ compensation, based upon the average of his salary and bonus for the three calendar years preceding the triggering event. This employment agreement may be terminated by the employer at any time for cause.

Certain Benefits

Executive Deferral Plan V

      The Executive Deferral Plan V (EDP V) is designed for a select group of management or highly compensated associates of Westcorp and its subsidiaries as determined by the Board of Directors. The EDP V is designed to allow participants to defer a portion of their compensation on a pre-tax basis and earn tax-deferred interest on these deferrals. A participant in the EDP V may elect to defer a portion of their compensation from a minimum of $2,000 a year to a maximum of 50% of their annual base salary and 100% of any bonus, commission, and incentive. The EDP V also provides for an employer match, at the discretion of the Board of Directors. The EDP V provides a trust for the security and protection of participant account balances, except in the case of corporate bankruptcy. In addition, the EDP V contains a “change of control” provision, whereby in the event of a termination of employment within 24 months after a change in control, the termination is treated as a retirement and retirement distribution elections will then govern the distribution.

The Westcorp Long Term Incentive Plan

      The Westcorp Long Term Incentive Plan covers certain key executive officers in which such officers will be entitled to receive a fixed incentive amount provided that Westcorp’s tangible net book value per common share as of December 31, 2004 equals or exceeds $28.08, as adjusted at Westcorp’s sole discretion, and the executive officer remains continuously employed by Westcorp or its subsidiaries, including WFS Financial, through April 30, 2005.

Stock Option Plans

      2001 Stock Option Plan. The Westcorp 2001 Stock Option Plan, also known as the 2001 Plan, was adopted by the Board of Directors of Westcorp in February 2001 and approved by Westcorp’s shareholders in May 2001. The 2001 Plan replaced the 1991 Stock Option Plan that expired on April 15, 2001. The Westcorp Compensation Committee administers the 2001 Plan. Under the 2001 Plan, Westcorp reserved a total of 3,000,000 shares of common stock for future issuance. As of December 31, 2003, a total of 2,185,750 shares were available for future grants. Under the 2001 Plan and as of December 31, 2003, 439,500 options may be exercised within five years after the date of the grant and 353,000 options may be exercised within seven years after the date of the grant.

      Options granted under the 2001 Plan may be either “incentive stock options” or “non-qualified” stock options within the meaning of the Internal Revenue Code. However, only non-qualified options may be granted to directors who are not also associates. The term of the options may not exceed ten years from the date of the grant under the 2001 Plan. However, optionees who own prior to a grant, directly or indirectly, 10.0% or more of our outstanding common stock may not be granted “incentive stock options” with a term greater than five years. Options may be terminated earlier, however, in the event of the death or disability of the optionee or the optionee ceasing to perform services for Westcorp or its subsidiaries, including WFS Financial, as provided in the 2001 Plan. The options also are subject to the terms and conditions of the written stock option agreement between the optionee and Westcorp. In 2003, a total of 444,000 options were granted under the 2001 Plan.

      In the aggregate, 3,000,000 shares of Westcorp common stock may be the subject of options granted under the 2001 Plan. However, the number of shares subject to options granted under the 2001 Plan (and the exercise prices for the options) are subject to adjustment in the event of any change in our outstanding shares as a result of stock dividends, stock splits or conversions of shares. If any option expires or terminates without having been exercised in full, the unpurchased shares become available again for purposes of future incentive and non-qualified stock options to be granted under the 2001 Plan prior to its expiration date.

      WFS Stock Option Plan. In 1996, we adopted the WFS Financial 1996 Stock Option Plan, also known as the WFS Plan. In the aggregate, 550,000 shares of common stock were the subject of options which may be granted pursuant to the WFS Plan. In 1997, the WFS Plan was amended to increase the number of WFS

Financial shares subject to the plan to 1,100,000. Certain options granted under the WFS Plan are intended to qualify as “incentive stock options” within the meaning of the Internal Revenue Code with other options to be “non-qualified” stock options. Options may be granted under the WFS Plan to associates and directors. Options may be granted under the WFS Plan to any WFS Financial optionee who, in the opinion of the Compensation Committee, is or gives promise of becoming of exceptional importance to us because of experience and ability. The Compensation Committee has the discretion to determine the amounts and times of exercise of options. In 2003, there were no options granted under the WFS Plan.

Westcorp Employee Stock Ownership and Salary Savings Plans

      Westcorp Employee Stock Ownership Plan (ESOP). The ESOP is a stock savings plan designed for all eligible associates. The ESOP was designed to provide our associates and associates of our subsidiaries with stock ownership in Westcorp to assist in attracting and retaining qualified associates. The entirety of the ESOP funding is made up of contributions by Westcorp. Each year Westcorp may, in its discretion, make an ESOP contribution to the ESOP. The contribution is designated specifically for each eligible associate and contributions are allocated to the associate’s account based upon years of service and compensation. Westcorp funded $4,000,000 in ESOP contributions for 2003.

      Westcorp Salary Savings Plan (401k Plan). The 401k Plan is a voluntary tax-deferred associate retirement savings plan in which associates of Westcorp and its subsidiaries may contribute between 1% and 50% of their pre-tax earnings, subject to annual limits. Under the 401k Plan, at year end, Westcorp will match 100% of the first $500 contributed to the 401k Plan and then 50% up to a maximum of 6% of annual compensation. Contributions are invested according to the associate’s diverse fund choices, which include a variety of fund options including Westcorp stock. The associate has the ability to reallocate current balances and prospective contributions according to his or her choices of fund options. Westcorp matched $2,303,123 in 401k Plan contributions for 2003.

REPORT OF THE COMPENSATION COMMITTEE

      We apply a consistent philosophy to compensation for all associates, including senior management. This philosophy is based on the premise that our achievements result from the coordinated efforts of all individuals working toward common objectives. Each member of the Compensation Committee is an independent director.

Compensation Philosophy

      Under the supervision of the Compensation Committee, we have developed and implemented compensation policies, plans and programs which seek to enhance our profitability, and thus shareholder value, by aligning closely the financial interests of our senior managers with those of our shareholders. The Compensation Committee endorses the belief that stock ownership by management and the granting of stock options to senior executives and key associates furthers that goal and fosters decision-making by its key associates with our long-term safety and soundness in mind.

      The compensation plans and programs are structured to integrate pay with our annual and long-term performance goals. The plans and programs are designed to recognize initiative and achievement and to assist us in attracting and retaining qualified executives. In furtherance of these goals, annual base salaries are generally set at competitive levels so that we rely, to a large degree, on annual incentive compensation to attract and retain corporate officers and other key associates with outstanding abilities and to motivate them to perform to the full extent of their abilities. For the longer term, incentive stock options are awarded by us, the stock of which is publicly traded. Incentive compensation is variable and closely tied to corporate, business unit and individual performance in a manner that encourages a sharp and continuing focus on building profitability and shareholder value. As a result of the increased emphasis on tying executive compensation to corporate performance, in any particular year the total compensation of our executives may be more or less than the executives of our competitors, depending upon our or the individual business unit’s, performance.

      In evaluating the performance and setting the incentive compensation of the Chief Executive Officer and other senior executives, the Compensation Committee takes into account their consistent commitment to our long-term success through conservative management of certain business units and aggressive management of other business units as dictated by existing and anticipated market conditions.

      At the beginning of each year, performance goals to determine annual incentive compensation are established for each business unit and for each executive. Financial goals include overall profitability, loan volume growth, operating earnings, loan delinquency levels, return on equity, return on assets, Community Reinvestment Act results, cost controls and productivity. The most weight is given to profitability as it relates to established goals. Management goals were established at the beginning of 2003 for those executives and managers who do not manage production units with direct financial goals. These goals are tied to the strategic goals of the organization and its overall profitability.

Compensation of Chief Executive Officer

      In determining the Chief Executive Officer’s compensation for 2003, the Compensation Committee discussed and considered all of the factors discussed above. The Compensation Committee also considered the factors stated above in arriving at the award of 2003 bonus compensation for Mr. Thomas Wolfe as shown in the Summary Compensation Table. The bonus compensation for 2003 reflects the achievement of management objectives, including improved financial performance, efficiencies and productivity.

Stock Option Grants

      WFS Financial uses stock options as long-term incentives and expects that it will continue to use this compensation alternative in the future. At Westcorp’s May 3, 2001 Annual Meeting shareholders approved and adopted a new ten year 2001 Plan which has replaced the 1991 Plan. The Westcorp Compensation Committee grants incentive stock options to associates of Westcorp and its subsidiaries, including WFS Financial, and views such grants less as compensation and more as an incentive mechanism.

Other Compensation Plans

      Other compensation benefits have from time to time been established for the benefit of our senior executives and other managers and officers, each of which is discussed in the above materials. The results of these compensation plans on the most highly compensated executives are reflected in the Summary Compensation Table.

Policy Regarding Compliance with I.R.C. Sec. 162(m)

      Section 162(m) of the Internal Revenue Code, as enacted by the Omnibus Budget Reconciliation Act of 1993, provides in general that, beginning in 1994, compensation paid to certain executives of publicly held corporations will not be deductible for federal income tax purposes to the extent it exceeds $1,000,000 per year unless certain conditions are met. It is the present policy of the Compensation Committee that individual compensation payable shall not exceed the deductibility requirements of Internal Revenue Code, Section 162(m), and WFS Financial intends to take the necessary steps to comply, but also reserves the right to enter into incentive and other compensation arrangements, such as the Westcorp Long Term Incentive Plan, that do not so comply when it determines that the benefits to us outweigh the cost of the possible loss of federal income tax deductions.

COMPENSATION COMMITTEE

Duane A. Nelles, Chairman
Judith M. Bardwick
James R. Dowlan

REPORT OF THE AUDIT COMMITTEE

      The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

      The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, the matters required to be discussed by SAS 61, including their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditors’ independence from management and WFS Financial, including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of non-audit services with the auditors’ independence.

      The Committee discussed with our internal and independent auditors the overall scope and plans for their respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting.

      In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2003 filed with the Securities and Exchange Commission. The Committee and the Board have also recommended, subject to shareholder approval, the selection of our independent auditors.

      The Committee is governed by an Audit Committee Charter outlining the responsibilities of the Committee as Shown in Appendix A. The Committee held six meetings during fiscal 2003. The members of the Committee qualify as independent under the standards prescribed by the Securities and Exchange Commission and the NASDAQ Stock Market, Inc.

AUDIT COMMITTEE

Duane A. Nelles, Chairman
Ronald I. Simon
Fredricka Taubitz

INCORPORATION BY REFERENCE

      The Report of the Compensation Committee of the Board on executive compensation and the Audit Committee above and the below Stock Price Performance Graph are not deemed filed with the Securities and Exchange Commission and shall not be deemed incorporated by reference into any prior or future filings made by WFS Financial under the. Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that WFS Financial specifically incorporates such information by reference.

STOCK PRICE PERFORMANCE GRAPH

      Set forth below is a line graph depicting the yearly percentage change in the cumulative total shareholder return on our common stock against the cumulative total return of the S&P Small Cap 600 Index and a compiled peer group (NASDAQ Financial Index) for the period commencing January 1, 1999 and ending December 31, 2003.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

AMONG WFS FINANCIAL INC, THE S&P SMALLCAP 600 INDEX
AND THE NASDAQ FINANCIAL INDEX

Assumes $100 invested on December 31, 1998

with dividends reinvested
Fiscal Year Ending December 31, 2003

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

WFS FINANCIAL

      The following table sets forth, as of December 31, 2003, beneficial ownership information of WFS Financial’s common stock by (i) the person who is beneficial owner of more than 5% of the outstanding shares of the common stock, (ii) each director and nominee, (iii) each of the executive officers named in the Summary Compensation Table, and (iv) all officers and directors of WFS Financial as a group. Management knows of no person in this group who owns more than 5% of the outstanding shares of common stock.

	Shares of WFS Financial
	Beneficially Owned

Name	Number	Nature		Percentage(1)

Judith M. Bardwick	0	Direct			(3)
James R. Dowlan	1,175	Direct			(3)
Dawn M. Martin	0	Direct			(3)
Duane A. Nelles	7,927	Direct
	7,123	Vested Options	(2)

	15,050				(3)

David W. Prescher	0	Vested Options	(2)		(3)
Ernest S. Rady	33,976	Indirect			(4)
	21,198	Vested Options	(2)

	55,174				(3)

Ronald I. Simon	2,000	Direct			(3)
Fredricka Taubitz	0	Direct			(3)
Lee A. Whatcott	3,055	Direct
	5,870	Vested Options	(2)

	8,925				(3)

Thomas A. Wolfe	9,481	Direct
	11,467	Vested Options	(2)

	20,948				(3)

Directors and executive officers as a group (23 persons)	109,772			.2675%

(1)	Percentage of ownership is calculated based upon 41,033,901 shares of WFS Financial common stock outstanding as of December 31, 2003. As of December 31, 2003, Western Financial Bank owned 84% of the WFS Financial common stock and Westcorp owned 100% of the common stock of the Bank; therefore, such indirect ownership of beneficial owners and management through their ownership of Westcorp common stock is set forth separately in the chart below.

(2)	Options that may be exercised as of February 29, 2004

(3)	Beneficial ownership does not exceed 1%.

(4)	Consists of share holdings of an affiliated group. The various entities are owned directly and indirectly through a series of affiliated companies which are owned or controlled by Ernest S. Rady.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

WESTCORP

      Western Financial Bank, as of December 31, 2003 owned 84% of the shares of WFS Financial’s common stock. Under California law, the Bank will, therefore, be able, acting alone, to elect the entire Board of Directors of WFS Financial and to control the vote on matters submitted to a vote of WFS Financial’s stockholders, including extraordinary corporate transactions. The Bank is wholly owned by Westcorp and Ernest S. Rady controls approximately 55% of Westcorp. The following table sets forth, as of December 31, 2003, beneficial ownership information of Westcorp’s common stock by (i) the person who is beneficial owner of more than 5% of the outstanding shares of the common stock, (ii) each director and nominee, (iii) each of the executive officers named in the Summary Compensation Table, and (iv) all officers and directors of Westcorp as a group.

Shares of Westcorp Beneficially Owned

Name	Number	Nature	Percentage(1)

Judith M. Bardwick	11,213	Vested Options(2)	(3)
Robert T. Barnum	25,510	Direct
	8,083	Vested Options(2)

	33,593		(3)

James R. Dowlan	3,962	Direct
	2,500	Vested Options(2)

	6,462		(3)

Dawn M. Martin	1,500	Direct
	30,834	Vested Options(2)
	2,814	ESOP and 401k

	35,148		(3)

Duane A. Nelles	3,272	Direct
	10,333	Vested Options(2)

	13,605		(3)

David W. Prescher	38,109	Vested Options(2)
	11,788	ESOP and 401k

	49,897		(3)

Harry M. Rady	1,609	Indirect	(3)
Ernest S. Rady	27,742,195	Indirect(4)
	181,752	Vested Options(2)
	72,832	ESOP and 401k

	27,996,779		55%(4)

Charles E. Scribner	183,353	Direct
	10,353	Vested Options(2)

	193,686		(3)

Lee A. Whatcott	11,211	Direct
	82,606	Vested Options(2)
	14,001	ESOP and 401k

	107,818		(3)

Name	Number	Nature	Percentage(1)

Thomas A. Wolfe	14,096	Direct
	82,917	Vested Options(2)
	4,564	ESOP and 401k

	101,577		(3)

Directors and executive officers as a group (23 persons)	28,943,843		55.986%

(1)	Percentage ownership is calculated based upon 51,698,398 shares of Westcorp common stock outstanding as of December 31, 2003.

(2)	Options that may be exercised as of February 29, 2004.

(3)	Beneficial ownership does not exceed 1%.

(4)	Consists of share holdings of an affiliated group. The various entities are owned directly and indirectly through a series of affiliated companies that are owned or controlled by Ernest S. Rady.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than 10% percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the Nasdaq Stock Market, Inc. Officers, directors and greater than 10% percent shareholders are required by regulations of the Securities and Exchange Commission to furnish us copies of all Section 16(a) forms they file. Based solely on our review of copies of such reports furnished to us or written representations that no other reports were required, we believe that during the 2003 fiscal year all filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

WHO ARE NOT MANAGEMENT

      To our knowledge, except for Western Financial Bank, no person beneficially owns more than 5% percent of the outstanding shares of our common stock.

SHAREHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING

      As a shareholder, you may submit proposals for consideration at future annual shareholder meetings. If you wish to present proposals to be considered for inclusion in our proxy statement for next year’s annual meeting, you should submit your proposals in writing to our Secretary at WFS Financial’s corporate headquarters located at 23 Pasteur, Irvine, California 92618. Proposals must be received by the Secretary by 120 days prior to April 5, 2005.

ANNUAL REPORT TO SHAREHOLDERS

      Our Annual Report to Shareholders for the year ended December 31, 2003, including audited consolidated financial statements, has been mailed to the shareholders, but such report is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy solicitation material.

OTHER MATTERS

      Our management does not know of any other matters that are to be presented for action at the annual meeting. Should any other matters come before the meeting, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their judgments.

ANNUAL REPORT ON FORM 10-K

      A copy of our Annual Report on Form 10-K, as filed with the Securities and Exchange Commission (exclusive of Exhibits), is included in the Annual Report. You may obtain copies of the Annual Report on Form 10-K and other published reports are available at no charge by visiting our website at www.wfsfinancial.com. An additional hard copy will be furnished without charge to any person from whom the accompanying proxy is solicited, upon written request to Guy Du Bose, Esq., WFS Financial Inc, 23 Pasteur, Irvine, California 92618. If copies of exhibits to the Annual Report on Form 10-K are requested, a copying charge of $.20 per page will be made.

By Order of the Board of Directors

GUY DU BOSE
Senior Vice President,
General Counsel and Secretary

Irvine, California

April 5, 2004

      YOU ARE URGED TO SPECIFY YOUR CHOICES, DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. YOUR PROMPT RESPONSE IS APPRECIATED.

APPENDIX A

AUDIT COMMITTEE CHARTER

Purpose

      The Audit Committee’s purpose is to provide assistance to the Board of Directors (the “Board”) in fulfilling its legal and fiduciary obligations with respect to matters involving the accounting, auditing, financial reporting, internal control and legal compliance functions of the Company, including (a) assisting the Board’s oversight of (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the Company’s independent auditor’s qualifications and independence, and (iv) the performance of the Company’s independent auditors and the Company’s internal audit function, and (b) preparing the report required to be prepared by the Committee pursuant to the rules of the Securities and Exchange Commission (the “SEC”) for inclusion in the Company’s annual proxy statement.

Organization and Membership

      The Board of Directors shall appoint a Committee of at least three members, consisting entirely of independent directors of the Board, and shall designate one member as chairperson. Members shall be appointed for a one year term of office. No member of the Committee shall be removed except by the vote of a majority of the directors of the Company. For purposes hereof, members shall be considered independent as long as they satisfy the independence requirements for Board Members as defined by the applicable stock exchange listing standards and Rule 10A-3 of the Exchange Act. Each member of the Committee shall be financially literate, or become financially literate within a reasonable period of time, and at least one member shall be an “audit committee financial expert,” as defined by the SEC rules. Members shall not serve on more than three public company audit committees simultaneously.

Meetings

      The Committee shall meet at least quarterly. The Committee shall meet separately and periodically with management, the personnel responsible for the internal audit function, and the independent auditor. The Committee may invite such other persons (e.g., the Chief Executive Officer, Chief Financial Officer, and Director of Audit Services) to its meetings, as it deems necessary. The internal and independent auditors shall be invited to make presentations to the Committee as appropriate. A quorum for any meeting shall be a majority of the members of the Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other. Internal audit or the independent auditors may convene a meeting if they consider it necessary. The proceedings of all meetings will be recorded in minutes taken by the secretary of the Committee who will be the Company’s secretary, or such other person as nominated by the Board.

Duties and Responsibilities

      In carrying out its duties and responsibilities, the Committee’s policies and procedures should remain flexible, so that it may be in a position to best react or respond to changing circumstances or conditions. The following are within the authority of the Committee:

General Oversight

      Establish and maintain free and open means of communication between and among the Board, the Committee, the Company’s independent auditors, the Company’s internal audit department and management, including providing such parties with appropriate opportunities to meet separately and privately with the Committee on a periodic basis.

      Secure independent expert advice to the extent the Committee determines it to be appropriate, including retaining, with or without Board approval, independent counsel, accountants, consultants or others, to assist the Committee in fulfilling its duties and responsibilities, the cost of such independent expert advisors to be borne by the Company.

Independent Auditor Oversight

      Be directly responsible for the appointment, compensation, retention, evaluation, and, where appropriate, the replacement of the independent auditors. The Committee shall be directly responsible for the oversight of the work of the independent auditors (including resolution of disagreements between management and the auditor regarding financial reporting) and shall:

•	Instruct the independent auditors that they are ultimately accountable to the Committee and the Board, and that the Committee is responsible for the selection, evaluation and termination of the Company’s independent auditors.

•	Assure the regular rotation of the lead audit partner, as required by law.

•	Meet with the independent auditors prior to the audit and discuss the overall scope and plans for the audit, including the adequacy of staffing and compensation.

      Pre-approve all audit services provided by the independent auditors. The independent auditors shall not be engaged to perform any non-audit services specifically proscribed by law or regulation. The Committee may delegate pre-approval authority to a member of the Committee. The decisions of any Committee member to whom pre-approval authority is delegated must be presented to the full Committee at its next scheduled meeting.

      Obtain and review, annually, a report by the independent auditors describing:

•	the firm’s internal quality control procedures;

•	any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and

•	all relationships between the independent auditor and the Company (to assess the auditor’s independence).

      Evaluate the independent auditor’s qualifications, performance and independence after reviewing the foregoing report and the independent auditor’s work throughout the year. Such evaluation should include the review and evaluation of the lead partner of the independent auditor and take into account the opinions of management and the Company’s Director of Audit Services.

      Adopt clear hiring policies for employees or former employees of the independent auditors that meet the SEC regulations and applicable stock exchange listing standards.

      Review with the independent auditor on a regular basis any audit problems or difficulties encountered during the course of the audit work, including any restrictions on the scope of the independent auditor’s activities or access to requested information, and management’s response. The Committee should review any accounting adjustments that were noted or proposed by the auditor but were “passed” (as immaterial or otherwise); any communications between the audit team and the audit firm’s national office respecting auditing or accounting issues presented by the engagement; and any “management” or “internal control” letter issued, or proposed to be issued, by the audit firm to the Company.

Internal Auditor Oversight

      Review the qualifications of internal audit personnel and concur in the appointment, replacement, reassignment or dismissal of the Director of Audit Services, who shall report directly to the Committee and is responsible for performing the internal audit functions of the Company. The Committee shall determine the compensation for the firm providing the internal audit resources to the Director of Audit Services. Such firm shall report to the Director of Audit Services.

      Discuss with internal auditors the overall scope and plans for their respective audits, including the adequacy of staffing and budget or compensation.

Financial Information Oversight

      Review and discuss with management and the independent auditor the quarterly financial statements, including the Company’s disclosures under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” with management and the independent auditors prior to the filing of the Company’s Quarterly Reports on Form 10-Q. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

      Review and discuss the annual audited financial statements, including the Company’s disclosures under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” with management and the independent auditors prior to the filing of the Company’s Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K). The Committee’s review and discussion with management and the independent auditor of the financial statements shall include:

•	major issues regarding accounting principles and financial statement presentation, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies;

•	significant financial reporting issues and judgments made in connection with the preparation of the financial statements and the reasonableness of those judgments;

•	consideration of the effect of regulatory accounting initiatives, as well as off-balance sheet structures on the financial statements;

•	consideration of management’s judgment about the quality, not just acceptability, of accounting principles, and

•	the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors.

      Review and approve all filings with the SEC containing the Company’s financial statements, including but not limited to the Quarterly Reports on Form 10-Q and the Annual Report on Form 10-K.

      Receive and review a report from the independent auditor, prior to filing of the annual report with the SEC, on all critical policies and practices of the Company, all material alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, including the ramification of the use of such alternative treatments and disclosures and the treatment preferred by the independent auditor, and other material written communications between the independent auditor and management.

      Review the type and presentation of information to be included in the Company’s earnings press releases (especially the use of “pro forma” and “adjusted” information not prepared in compliance with generally accepted accounting principles), as well as financial information and earnings guidance provided by the Company to analysts and rating agencies (which review may be done generally, i.e. discussions of the types of information to be disclosed and type of presentations to be made).

Internal Controls Oversight

      Review management’s assertion on its assessment of the effectiveness of internal controls as of the end of the most recent fiscal year and the independent auditors’ report on management’s assertion.

      Discuss with management, the Director of Audit Services, and the independent auditors the adequacy and effectiveness of the internal controls, including any significant deficiencies and changes in the internal controls reported to the Committee by the independent auditor or by management of the Company in connection with their certification of the Form 10-K and Form 10-Q.

Legal Compliance and Ethics Oversight

      Oversee the Company’s compliance systems with respect to legal and regulatory requirements and review the Company’s Code of Ethics and programs to monitor compliance with such programs.

      Establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Company of their concerns regarding questionable accounting or auditing matters.

Other Matters Oversight

      Discuss the Company’s policies with respect to risk assessment and risk management. The Committee also shall discuss the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

      Prepare and review with the Board an annual performance evaluation of the Committee, which evaluation must compare the performance of the Committee with the requirements of this charter. The evaluation should include a review and assessment of the adequacy of the Committee’s charter. The performance evaluation by the Committee shall be conducted in such a manner as the Committee deems appropriate. The report to the Board may take the form of an oral report by the Chairperson of the Committee or any other member of the Committee designated by the Committee to make this report.

      Report regularly to the Board on its activities, as appropriate. In connection therewith, the Committee should review with the Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditors, or the performance of the internal audit function.

      Perform such additional activities, and consider such other matters, within the scope of its responsibilities, as the Committee or the Board deems necessary or appropriate.

      While the Committee has the duties and responsibilities set forth in this charter, the Committee is not responsible for planning or conducting the audit or for determining whether the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for preparation, presentation, and integrity of the Company’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing those financial statements and for reviewing the Company’s unaudited interim financial statements.

      In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not full-time employees of the Company, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company from which it receives information, (ii) the accuracy of the financial and other information provided to the Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board) and (iii) statements made by management or third parties as to any information technology, internal audit and other non-audit services provided by the auditors to the Company.

APPENDIX B

TEXT OF THE AMENDMENTS TO THE WFS FINANCIAL ARTICLES OF INCORPORATION

Italicized text indicates text to be deleted upon effectiveness of amendments.

Underlined bold text indicates text to be added upon effectiveness of amendments.

      The following Section of WFS Financial’s Articles of Incorporation shall be amended and restated in their entirety to read as set forth below.

Article IX

      If the corporation shall become a listed corporation within the meaning of Section 301.5 of the California Corporations Code, or any successor statute, the Board of Directors shall, upon the effective date of such listing, be divided into two classes if the number of directors then fixed is between six (6) and eight (8) and into three classes if the number of directors then fixed is nine (9) or greater: Class I, Class II and, if applicable, Class III. The number of directors in each class shall be the whole number contained in the quotient arrived at by dividing the authorized number of directors by the applicable number of classes. If a fraction is also contained in such quotient and if such fraction is one-half or one-third (1/3), the extra director shall be a member of Class II. If the fraction is two-thirds (2/3), one of the extra directors shall be a member of Class II and the other shall be a member of Class III. Each director shall serve for a term ending on the date of the second annual meeting if there are two classes and on the third annual meeting if there are three classes following the annual meeting at which such director was elected.

      At the first annual meeting of shareholders held after the corporation qualifies as a listed corporation within the meaning of Section 301.5 of the California Corporations Code, (i) if there are two classes of directors, the Class I directors shall be elected for a term of two years and the Class II directors shall be elected for a term of one year, or (ii) if there are three classes of directors, the Class I directors shall be elected for a term of three years, the Class II directors shall be elected for a term of two years, and the Class III directors shall be elected for a term of one year.

      In the event of any increase or decrease in the authorized number of directors, (i) each director then serving as such shall nevertheless continue as a director in the class of which he or she is a member until the expiration of his or her current term, or his or her prior death, retirement, resignation or removal, and (ii) the newly created or eliminated directorships resulting from such increase or decrease shall be apportioned by the Board of Directors to such class or classes as shall, so far as possible, bring the number of directors in the respective classes into conformity with the formula in this Article IX, as applied to the new authorized number of directors.

      The directors of the corporation shall each be elected at the annual meeting of shareholders to serve for a term of one year. Notwithstanding any of the foregoing provisions of this Article IX, each director shall serve until his or her successor is elected and has qualified or until his or her death, retirement, resignation or removal. No decrease in the number of directors constituting the Board of Directors, nor any change from a classified Board to a nonclassified Board, shall shorten the term of any incumbent director whose term has not expired on the date at which this paragraph is approved by the shareholders of the corporation, but shall be applicable to directors elected on the date at which this paragraph is approved by the shareholders of the corporation.

      Should a vacancy occur or be created, the remaining directors (even though less than a quorum) may fill the vacancy for the full term of the class in which the vacancy occurs or is created.

B-1

REVOCABLE PROXY

WFS FINANCIAL INC

23 PASTEUR
IRVINE, CALIFORNIA 92618

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
ANNUAL MEETING OF THE SHAREHOLDERS OF WFS FINANCIAL INC ON APRIL 26, 2004.

     The undersigned appoints Ernest S. Rady as proxy and in his absence or inability to serve, Thomas A. Wolfe as alternate proxy, with the power to appoint his substitute, and hereby authorizes him and his alternate to represent and to vote all of the shares of Common Stock held of record by and standing in the name of the undersigned on March 11, 2004, at the Annual Meeting of Shareholders of WFS FINANCIAL INC, to be held April 26, 2004, or any adjournment thereof, in accordance with the instructions on the reverse side of this card and IN FAVOR OF ANY PROPOSAL AS TO WHICH NO INSTRUCTION IS INDICATED.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF WFS AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY BEING PRESENT AT THE ANNUAL MEETING AND ELECTING TO VOTE IN PERSON.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4.

(Proxy continued on reverse)

Address Change/Comments (Mark the corresponding box on the reverse side)

 FOLD AND DETACH HERE 

WFS FINANCIAL INC

2004 Annual Meeting of Shareholders

April 26, 2004

10:30 a.m.

23 Pasteur Road
Irvine, California 92618

Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

WITHHOLD AUTHORITY
TO VOTE FOR ALL
1.	ELECTION OF DIRECTORS	FOR	NOMINEES LISTED BELOW
Nominees:	01 Judith M. Bardwick,	☐	☐
02 Duane A. Nelles,
03 Ronald I. Simon, and
04 Fredricka Taubitz

WITHHOLD AUTHORITY to vote for any INDIVIDUAL Nominee. Write name of such nominee below.

2.	APPROVAL OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION OF WFS FINANCIAL INC TO DECLASSIFY THE BOARD OF DIRECTORS	FOR	AGAINST	ABSTAIN
		☐	☐	☐

		FOR	AGAINST	ABSTAIN
3.	RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS ERNST & YOUNG LLP
		☐	☐	☐

4.	OTHER BUSINESS. In accordance with the recommendation of WFS Financial Inc’s Board of Directors, the Proxy is authorized to vote upon such other business as may properly come before the Meeting.

Consenting to receive all future annual meeting materials and shareholder communications electronically is simple and fast! Enroll today at www.melloninvestor.com/isd for secure online access to your proxy materials, statements, tax documents and other important shareholder correspondence.

I expect to attend the Meeting.	☐

Number of Shares Owned:

Dated:	, 2004

Signature

Signature

Please date this Proxy and sign your name exactly as it appears on your stock certificate(s). When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give the full title as such. If a corporation, please sign in full corporate name by President or other authorized Officer. If a partnership, please sign in partnership name by authorized person.

 FOLD AND DETACH HERE 

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24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet
http://www.eproxy.com/wfsi

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.

OR

Telephone
1-800-435-6710

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

OR

Mail

Mark, sign and date
your proxy card
and
return it in the
enclosed postage-paid
envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

You can view the Annual Report and Proxy Statement
on the Internet at www.wfsfinancial.com